Intangible Assets, Net - Summary of Estimated Amortization Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021		$ 2,000
2022		1,623
2023		816
2024		8
2025		8
Thereafter		50
Intangible Assets, net	$ 6,504	$ 4,505	$ 2,090